Exhibit 10.1

FORBEARANCE AND STANDSTILL AGREEMENT

This Forbearance and Standstill Agreement (this “Agreement”) is entered into as of August 2, 2023 by and between Streeterville Capital, LLC, a Utah limited liability company (“Lender”), and Intrusion Inc., a Delaware corporation (“Borrower”). Capitalized terms used in this Agreement without definition shall have the meanings given to them in the Notes (defined below).

A.                Borrower previously sold and issued to Lender that certain Promissory Note #1 dated March 10, 2022 in the original principal amount of $5,350,000.00 (as amended, “Note #1”), and that certain Promissory Note #2 dated June 29, 2022 in the original principal amount of $5,350,000.00 (as amended, “Note #2,” and together with Note #1, the “Notes”), pursuant to that certain Securities Purchase Agreement dated March 10, 2022 by and between Borrower and Lender (as amended, the “Purchase Agreement,” and together with the Notes and all other transaction documents entered into in conjunction therewith, the “Transaction Documents”).

B.                 Borrower has requested and Lender has agreed, subject to the terms, conditions and understandings expressed in this Agreement, to forbear from exercising its rights under the Notes and to extend the Maturity Dates of the Notes.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                 Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2.                  Forbearance. Subject to the terms, conditions and understandings contained in this Agreement, Lender hereby agrees to forbear from exercising its rights under the Notes as agreed herein (collectively, the “Forbearance”).

3.                 Extension. Notwithstanding the terms and conditions of the Notes, Lender and Borrower agree that the Maturity Date of each Note is hereby extended by twelve (12) months, such that the Maturity Date of each Note shall be thirty (30) months after the Purchase Price Date for each Note (the “Extension”). For the avoidance of doubt, the Maturity Date for Note #1 shall now be September 10, 2024, and the Maturity Date for Note #2 shall now be December 29, 2024.

4.                 Standstill. Subject to the terms, conditions and understandings contained in this Agreement, and provided no Events of Default occur under either Note subsequent to this Agreement, Lender agrees that Borrower shall not be required to make any cash payments to Lender under either Note for 180 days from the date on which Borrower closes on the sale of the Borrower’s Common Stock in a best-efforts public offering registered under the Securities Act of 1933, as amended (a “Qualified Public Offering”), for aggregate proceeds of not less than $5,000,000.00 (after deducting all underwriting discounts and selling commissions), so long as the Qualified Public Offering occurs on or before October 1, 2023 (the “Standstill”). For the avoidance of doubt, if the Qualified Public Offering does not occur by October 1, 2023, the Standstill shall not take effect.

5.                 Security Agreement. In consideration of Lender’s agreement to grant the Forbearance, the Extension, and the Standstill, together with its execution of this Agreement, Borrower agrees to execute the Security Agreement attached hereto as Exhibit A (the “Security Agreement”), which grants Lender a security interest in all of Borrower’s assets as collateral and security for Borrower’s obligations under the Notes. In furtherance thereof, for all purposes hereafter the Security Agreement shall be considered a Transaction Document and shall be included in such definition for all purposes under the Notes and the other Transaction Documents.

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6.                  Ratification of the Notes. Except as amended hereunder, the Notes shall be and remain in full force and effect in accordance with their terms and are hereby ratified and confirmed in all respects. Borrower acknowledges that it is unconditionally obligated to pay the remaining balances of the Notes and represents that such obligation is not subject to any defenses, rights of offset or counterclaims. No forbearance or waiver other than as expressly set forth herein may be implied by this Agreement. Except as expressly set forth herein, the execution, delivery, and performance of this Agreement shall not operate as a waiver of, or as an amendment to, any right, power or remedy of Lender under the Notes or the Transaction Documents, as in effect prior to the date hereof.

7.                 Failure to Comply. Borrower understands that the Forbearance, the Extension, and the Standstill shall each terminate immediately upon the occurrence of any Event of Default under the Notes (subject to this Agreement) after the date hereof (or any undiscovered Event of Default that occurred prior to the date hereof), and that in any such case, Lender may seek all recourse available to it under the terms of the Notes, the Security Agreement, any other Transaction Document, or applicable law. Upon the termination of the Forbearance, the Extensions, and the Standstill Period, among other rights, Lender shall have the right to reinstate any prior Defaults and redeem all or any portion of the Outstanding Balance in accordance with the terms of the Notes. For the avoidance of doubt, the termination of the Forbearance, Extensions and Standstill pursuant to this Section shall not terminate, limit or modify any other provision of this Agreement.

8.                  Representations, Warranties and Agreements. In order to induce Lender to enter into this Agreement, Borrower, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a)               Borrower has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Borrower hereunder.

(b)               Any Event of Default which may have occurred under the Notes has not been, is not hereby, and shall not be deemed to be waived by Lender, expressly, impliedly, through course of conduct or otherwise except upon full satisfaction of Borrower’s obligations under this Agreement. The agreement of Lender to refrain and forbear from exercising any rights and remedies by reason of any existing default or any future default shall not constitute a waiver of, consent to, or condoning of any other existing or future default.

(c)               All understandings, representations, warranties and recitals contained or expressed in this Agreement are true, accurate, complete, and correct in all respects; and no such understanding, representation, warranty, or recital fails or omits to state or otherwise disclose any material fact or information necessary to prevent such understanding, representation, warranty, or recital from being misleading. Borrower acknowledges and agrees that Lender has been induced in part to enter into this Agreement based upon Lender’s justifiable reliance on the truth, accuracy, and completeness of all understandings, representations, warranties, and recitals contained in this Agreement. There is no fact known to Borrower or which should be known to Borrower which Borrower has not disclosed to Lender on or prior to the date hereof which would or could materially and adversely affect the understandings of Lender expressed in this Agreement or any representation, warranty, or recital contained in this Agreement.

(d)               Except as expressly set forth in this Agreement, Borrower acknowledges and agrees that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants, or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of Borrower under the terms of the Notes or any of the other Transaction Documents.

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(e)               Borrower has no defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action of any kind or nature whatsoever against Lender, directly or indirectly, arising out of, based upon, or in any manner connected with, the transactions contemplated hereby, whether known or unknown, which occurred, existed, was taken, permitted, or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to, or by virtue of any of the terms or conditions of the Transaction Documents. To the extent any such defenses, affirmative or otherwise, rights of setoff, rights of recoupment, claims, counterclaims, actions or causes of action exist or existed, such defenses, rights, claims, counterclaims, actions and causes of action are hereby waived, discharged and released. Borrower hereby acknowledges and agrees that the execution of this Agreement by Lender shall not constitute an acknowledgment of or admission by Lender of the existence of any claims or of liability for any matter or precedent upon which any claim or liability may be asserted.

(f)                Borrower hereby acknowledges that it has freely and voluntarily entered into this Agreement after an adequate opportunity and sufficient period of time to review, analyze, and discuss (i) all terms and conditions of this Agreement, (ii) any and all other documents executed and delivered in connection with the transactions contemplated by this Agreement, and (iii) all factual and legal matters relevant to this Agreement and/or any and all such other documents, with counsel freely and independently selected by Borrower (or had the opportunity to be represented by counsel). Borrower further acknowledges and agrees that it has actively and with full understanding participated in the negotiation of this Agreement and all other documents executed and delivered in connection with this Agreement after consultation and review with its counsel (or had the opportunity to be represented by counsel), that all of the terms and conditions of this Agreement and the other documents executed and delivered in connection with this Agreement have been negotiated at arm’s-length, and that this Agreement and all such other documents have been negotiated, prepared, and executed without fraud, duress, undue influence, or coercion of any kind or nature whatsoever having been exerted by or imposed upon any party by any other party. No provision of this Agreement or such other documents shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured, dictated, or drafted such provision.

(g)               There are no proceedings or investigations pending or threatened before any court or arbitrator or before or by, any governmental, administrative, or judicial authority or agency, or arbitrator, against Borrower other than those described in its public filings.

(h)              There is no statute, regulation, rule, order or judgment and no provision of any mortgage, indenture, contract or other agreement binding on Borrower, which would prohibit or cause a default under or in any way prevent the execution, delivery, performance, compliance or observance of any of the terms and conditions of this Agreement and/or any of the other documents executed and delivered in connection with this Agreement.

(i)                Borrower is solvent as of the date of this Agreement, and none of the terms or provisions of this Agreement shall have the effect of rendering Borrower insolvent. The terms and provisions of this Agreement and all other instruments and agreements entered into in connection herewith are being given for full and fair consideration and exchange of value.

(j)                To the best of its belief, after diligent inquiry, Borrower represents and warrants that, as of the date hereof, no Event of Default under the Notes (nor any breach by Borrower under any of the other Transaction Documents) exists.

9.                 Certain Acknowledgments. Each of the parties acknowledges and agrees that no property or cash consideration of any kind whatsoever has been or shall be given by Lender to Borrower in connection with the Forbearance, Extension, Standstill or any other amendment to the Notes granted herein.

10.                Arbitration. Each party agrees that any dispute arising out of or relating to this Agreement shall be subject to the Arbitration Provisions (as defined in the Purchase Agreement).

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11.               Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Utah without regard to the principles of conflict of laws. Each party agrees that the proper venue for any dispute arising out of or relating to this Agreement shall be determined in accordance with the provisions of the Purchase Agreement. BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

12.               Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by email transmission or other electronic transmission (including DocuSign or a similar program) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by email transmission or other electronic transmission (including DocuSign or a similar program) shall be deemed to be their original signatures for all purposes.

13.                Attorneys’ Fees. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses  paid by such prevailing party in connection with the arbitration, litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

14.                Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

15.                Entire Agreement. This Agreement, together with the Security Agreement and the other Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between Borrower, Lender, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Lender nor Borrower makes any representation, warranty, covenant or undertaking with respect to such matters.

16.                No Reliance. Borrower acknowledges and agrees that neither Lender nor any of its officers, directors, members, managers, representatives or agents has made any representations or warranties to Borrower or any of its agents, representatives, officers, directors, stockholders, or employees except as expressly set forth in this Agreement and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Agreement and the Transaction Documents, Borrower is not relying on any representation, warranty, covenant or promise of Lender or its officers, directors, members, managers, agents or representatives other than as set forth in this Agreement and in the Transaction Documents.

17.                Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

18.                Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Lender hereunder may be assigned by Lender to a third party, including its financing sources, in whole or in part. Borrower may not assign this Agreement or any of its obligations herein without the prior written consent of Lender.

19.                Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, the Notes and each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by Lender and Borrower. If there is any conflict between the terms of this Agreement, on the one hand, and the Notes or any other Transaction Document (as may be amended from time to time), on the other hand, the terms of this Agreement shall prevail.

20.                Time is of Essence. Time is of the essence with respect to each and every provision of this Agreement.

21.                Notices. Unless otherwise specifically provided for herein, all notices, demands or requests required or permitted under this Agreement to be given to Borrower or Lender shall be given as set forth in the “Notices” section of the Purchase Agreement.

22.                Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

BORROWER:

INTRUSION INC.

By:
Anthony Scott, CEO

LENDER:

STREETERVILLE CAPITAL, LLC

By:
John M. Fife, President

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EXHIBIT A

SECURITY AGREEMENT

This Security Agreement (this “Agreement”), dated as of August 2, 2023, is executed by Intrusion Inc., a Delaware corporation (“Debtor”), in favor of Streeterville Capital, LLC, a Utah limited liability company (“Secured Party”).

A.                Debtor previously sold and issued to Secured Party that certain Promissory Note #1 dated March 10, 2022 in the original principal amount of $5,350,000.00 (as amended, “Note #1”), and that certain Promissory Note #2 dated June 29, 2022 in the original principal amount of $5,350,000.00 (as amended, “Note #2,” and together with Note #1, the “Notes”), pursuant to that certain Securities Purchase Agreement dated March 10, 2022 by and between Debtor and Secured Party (as amended, the “Purchase Agreement,” and together with the Notes and all other transaction documents entered into in conjunction therewith, the “Transaction Documents”).

B.                 Effective as of the date hereof, Debtor and Secured Party entered into a certain Forbearance and Standstill Agreement (the “Forbearance Agreement”).

C.                 In order to induce Secured Party to enter into the Forbearance Agreement and grant to Debtor the accommodations set forth therein, Debtor has agreed to enter into this Agreement and to grant Secured Party a security interest in the Collateral (as defined below).

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

1.                  Definitions and Interpretation. When used in this Agreement, the following terms have the following respective meanings:

“Collateral” has the meaning given to that term in Section 2 hereof.

“Intellectual Property” means all patents and all other proprietary rights, and all rights corresponding to all of Debtor’s patents throughout the world, now owned and existing or hereafter arising, created or acquired.

“Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction.

“Obligations” means (a) all loans, advances, future advances, debts, liabilities and obligations, howsoever arising, owed by Debtor or any of its affiliates and/or subsidiaries to Secured Party or any affiliate of Secured Party of every kind and description, now existing or hereafter arising, whether created by the Notes, the Purchase Agreement, any other Transaction Document, this Agreement, the Forbearance Agreement, any other agreement between Debtor (or any affiliate or subsidiary of Debtor) and Secured Party (or any affiliate of Secured Party) or any other promissory note issued by Debtor (or any affiliate or subsidiary of Debtor) in favor of Secured Party (or any affiliate of Secured Party), any modification or amendment to any of the foregoing, guaranty of payment or other contract or by a quasi-contract, tort, statute or other operation of law, whether incurred or owed directly to Secured Party or as an affiliate of Secured Party or acquired by Secured Party or an affiliate of Secured Party by purchase, pledge or otherwise, (b) all costs and expenses, including attorneys’ fees, incurred by Secured Party or any affiliate of Secured Party in connection with the Notes or in connection with the collection or enforcement of any portion of the indebtedness, liabilities or obligations described in the foregoing clause (a), (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Agreement, and (d) the performance of the covenants and agreements of Debtor (or any of its affiliates or subsidiaries) contained in this Agreement and all other Transaction Documents.

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“Permitted Liens” means (a) Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established, and (b) Liens in favor of Secured Party under this Agreement or arising under the other Transaction Documents or prior agreements between Debtor and Secured Party.

“UCC” means the Uniform Commercial Code as in effect in the jurisdiction whose laws would govern the security interest in, including without limitation the perfection thereof, and foreclosure of the applicable Collateral, or any equivalent laws in any other jurisdiction that govern the grant of a security interest in the types of assets encumbered by this Agreement.

Unless otherwise defined herein, all terms defined in the UCC have the respective meanings given to those terms in the UCC.

2.                  Grant of Security Interest. As security for the Obligations, Debtor hereby pledges to Secured Party and grants to Secured Party a first-position security interest in all right, title, interest, claims and demands of Debtor in and to the property described in Schedule A hereto, and all replacements, proceeds, products, and accessions thereof (collectively, the “Collateral”).

3.                  Authorization to File Financing Statements. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction or other jurisdiction of Debtor or its subsidiaries any financing statements or documents having a similar effect and amendments thereto that provide any other information required by the Uniform Commercial Code (or similar law of any non-United States jurisdiction, if applicable) of such state or jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Debtor is an organization, the type of organization and any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon Secured Party’s request.

4.                  General Representations and Warranties. Debtor represents and warrants to Secured Party that (a) Debtor is the owner of the Collateral and that no other person has any right, title, claim or interest (by way of Lien or otherwise) in, against or to the Collateral, other than Permitted Liens, (b) upon the filing of UCC-1 financing statements with the appropriate state office (or an equivalent in the appropriate foreign office), Secured Party shall have a perfected first-position security interest in the Collateral to the extent that a security interest in the Collateral can be perfected by such filing, except for Permitted Liens, (c) Debtor has received at least a reasonably equivalent value in exchange for entering into this Agreement, (d) Debtor is not insolvent, as defined in any applicable state or federal statute, nor will Debtor be rendered insolvent by the execution and delivery of this Agreement to Secured Party; and (e) as such, this Agreement is a valid and binding obligation of Debtor.

5.                  Additional Covenants. Debtor hereby agrees:

5.1.            to perform all acts that may be necessary to maintain, preserve, protect and perfect in the Collateral, the Lien granted to Secured Party therein, and the perfection and priority of such Lien;

5.2.            to procure, execute (including endorse, as applicable), and deliver from time to time any endorsements, assignments, financing statements, certificates of title, and all other instruments, documents and/or writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect Secured Party’s Lien hereunder and the priority thereof;

5.3.            to provide at least fifteen (15) days prior written notice to Secured Party of any of the following events: (a) any changes or alterations of Debtor’s name, (b) any changes with respect to Debtor’s address or principal place of business, (c) the formation of any subsidiaries of Debtor, or (d) any changes in location of the Collateral;

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5.4.            upon the occurrence of an Event of Default (as defined in the Notes) under the Notes and, thereafter, at Secured Party’s request, to endorse (up to the outstanding amount under such promissory note at the time of Secured Party’s request), assign and deliver any promissory notes and all other instruments, documents, or writings included in the Collateral to Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as Secured Party may from time to time specify;

5.5.            to the extent the Collateral is not delivered to Secured Party pursuant to this Agreement, to keep the Collateral at the principal office of Debtor (unless otherwise agreed to by Secured Party in writing), and not to relocate the Collateral to any other locations without the prior written consent of Secured Party;

5.6.            not to sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein (other than as set forth in Section 5.12 below);

5.7.            not to, directly or indirectly, allow, grant or suffer to exist any Lien upon any of the Collateral, other than Permitted Liens;

5.8.            not to grant any license or sublicense under any of its Intellectual Property, or enter into any other agreement with respect to any of its Intellectual Property, except in the ordinary course of Debtor’s business;

5.9.            to the extent commercially reasonable and in Debtor’s good faith business judgment: (a) to file and prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or hereafter until all Obligations shall have been paid in full, (b) to make application on unpatented but patentable inventions and on trademarks and service marks, (c) to preserve and maintain all rights in all of its Intellectual Property, and (d) to ensure that all of its Intellectual Property is and remains enforceable. Any and all costs and expenses incurred in connection with each of Debtor’s obligations under this Section 5.9 shall be borne by Debtor. Debtor shall not knowingly and unreasonably abandon any right to file a patent, trademark or service mark application, or abandon any pending patent application, or any other of its Intellectual Property, without the prior written consent of Secured Party except for Intellectual Property that Debtor determines, in the exercise of its good faith business judgment, is not or is no longer material to its business;

5.10.          upon the request of Secured Party at any time or from time to time, and at the sole cost and expense (including, without limitation, reasonable attorneys’ fees) of Debtor, Debtor shall take all actions and execute and deliver any and all instruments, agreements, assignments, certificates and/or documents reasonably required by Secured Party to collaterally assign any and all of Debtor’s patent, copyright and trademark registrations and applications now owned or hereafter acquired to and in favor of Secured Party; and

5.11.          at any time amounts paid by Secured Party under the Transaction Documents are used to purchase Collateral, Debtor shall perform all acts that may be necessary, and otherwise fully cooperate with Secured Party, to cause (a) any such amounts paid by Secured Party to be disbursed directly to the sellers of any such Collateral, (b) all certificates of title pertaining to such Collateral (as applicable) to be properly filed and reissued to reflect Secured Party’s Lien on such Collateral, and (c) all such reissued certificates of title to be delivered to and held by Secured Party.

5.12.          Notwithstanding anything contained herein to the contrary, Debtor is permitted to make the following disposition of Collateral only in the ordinary course of business: (a) dispositions in the ordinary course of business; or (b) the disposition of obsolete or worn-out isolated items or items of nominal value.

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6.                 Authorized Action by Secured Party. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact (which appointment is coupled with an interest) and agrees that Secured Party may perform (but Secured Party shall not be obligated to and shall incur no liability to Debtor or any third party for failure so to do) any act which Debtor is obligated by this Agreement to perform, and to exercise such rights and powers as Debtor might exercise with respect to the Collateral, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) make any compromise or settlement, and take any action Secured Party deems advisable, with respect to the Collateral, including without limitation bringing a suit in Secured Party’s own name to enforce any Intellectual Property; (d) endorse Debtor’s name on all applications, documents, papers and instruments necessary or desirable for Secured Party in the use of any Intellectual Property; (e) grant or issue any exclusive or non-exclusive license under any Intellectual Property to any person or entity; (f) assign, pledge, sell, convey or otherwise transfer title in or dispose of any Intellectual Property to any person or entity; (g) cause the Commissioner of Patents and Trademarks, United States Patent and Trademark Office (or as appropriate, such equivalent agency in foreign countries) to issue any and all patents and related rights and applications to Secured Party as the assignee of Debtor’s entire interest therein; (h) file a copy of this Agreement with any governmental agency, body or authority, including without limitation the United States Patent and Trademark Office and, if applicable, the United States Copyright Office or Library of Congress, at the sole cost and expense of Debtor; (i) insure, process and preserve the Collateral; (j) pay any indebtedness of Debtor relating to the Collateral; (k) execute and file UCC financing statements and other documents, certificates, instruments and agreements with respect to the Collateral or as otherwise required or permitted hereunder; and (l) take any and all appropriate action and execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement; provided, however, that Secured Party shall not exercise any such powers granted pursuant to clauses (a) through (g) above prior to the occurrence of an Event of Default and shall only exercise such powers during the continuance of an Event of Default. The powers conferred on Secured Party under this Section 6 are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither Secured Party nor any of its stockholders, directors, officers, managers, employees or agents shall be responsible to Debtor for any act or failure to act, except with respect to Secured Party’s own gross negligence or willful misconduct. Nothing in this Section 6 shall be deemed an authorization for Debtor to take any action that it is otherwise expressly prohibited from undertaking by way of other provision of this Agreement.

7.                  Default and Remedies.

7.1.            Default. Debtor shall be deemed in default under this Agreement upon the occurrence of an Event of Default.

7.2.            Remedies. Upon the occurrence of any such Event of Default, Secured Party shall have the rights of a secured creditor under the UCC, all rights granted by this Agreement and by law, including, without limiting the foregoing, (a) the right to require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party, and (b) the right to take possession of the Collateral, and for that purpose Secured Party may enter upon premises on which the Collateral may be situated and remove the Collateral therefrom. Debtor hereby agrees that fifteen (15) days’ notice of a public sale of any Collateral or notice of the date after which a private sale of any Collateral may take place is reasonable. In addition, Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of Secured Party’s rights and remedies hereunder, including, without limitation, Secured Party’s right following an Event of Default to take immediate possession of Collateral and to exercise Secured Party’s rights and remedies with respect thereto. Secured Party may also have a receiver appointed to take charge of all or any portion of the Collateral and to exercise all rights of Secured Party under this Agreement. Secured Party may exercise any of its rights under this Section 7.2 without demand or notice of any kind. The remedies in this Agreement, including without limitation this Section 7.2, are in addition to, not in limitation of, any other right, power, privilege, or remedy, either in law, in equity, or otherwise, to which Secured Party may be entitled. No failure or delay on the part of Secured Party in exercising any right, power, or remedy will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. All of Secured Party’s rights and remedies, whether evidenced by this Agreement or by any other agreement, instrument or document shall be cumulative and may be exercised singularly or concurrently.

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7.3.           Standards for Exercising Rights and Remedies. To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to fail to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties, (k) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral, or (l) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Secured Party in the collection or disposition of any of the Collateral. Debtor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by Secured Party would fulfill Secured Party’s duties under the UCC in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

7.4.            Marshalling. Secured Party shall not be required to marshal any present or future Collateral for, or other assurances of payment of, the Obligations or to resort to such Collateral or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such Collateral and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, Debtor hereby agrees that it will not invoke any law relating to the marshalling of Collateral which might cause delay in or impede the enforcement of Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Debtor hereby irrevocably waives the benefits of all such laws.

7.5.            Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Secured Party at the time of, or received by Secured Party after, the occurrence of an Event of Default) shall be paid to and applied as follows:

(a)               First, to the payment of reasonable costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys’ fees, incurred or made hereunder by Secured Party;

(b)              Second, to the payment to Secured Party of the amount then owing or unpaid on the Notes (to be applied first to accrued interest and fees and second to outstanding principal) and all amounts owed under any of the other Transaction Documents or other documents included within the Obligations; and

(c)              Third, to the payment of the surplus, if any, to Debtor, its successors and assigns, or to whosoever may be lawfully entitled to receive the same.

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In the absence of final payment and satisfaction in full of all of the Obligations, Debtor shall remain liable for any deficiency.

8.                  Miscellaneous.

8.1.            Notices. Any notice required or permitted hereunder shall be given in the manner provided in the subsection titled “Notices” in the Purchase Agreement, the terms of which are incorporated herein by this reference.

8.2.            Non-waiver. No failure or delay on Secured Party’s part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

8.3.            Amendments and Waivers. This Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Debtor and Secured Party. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

8.4.            Assignment. This Agreement shall be binding upon and inure to the benefit of Secured Party and Debtor and their respective successors and assigns; provided, however, that Debtor may not sell, assign or delegate rights and obligations hereunder without the prior written consent of Secured Party.

8.5.            Cumulative Rights, etc. The rights, powers and remedies of Secured Party under this Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any applicable law, rule or regulation of any governmental authority, or the Notes, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party’s rights hereunder. Debtor waives any right to require Secured Party to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in Secured Party’s power.

8.6.            Partial Invalidity. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

8.7.           Expenses. Debtor shall pay on demand all reasonable fees and expenses, including reasonable attorneys’ fees and expenses, incurred by Secured Party in connection with the custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which are not performed as and when required by this Agreement.

8.8.           Entire Agreement. This Agreement and the other Transaction Documents, taken together, constitute and contain the entire agreement of Debtor and Secured Party with respect to this particular matter and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

8.9.           Governing Law; Venue. Except as otherwise specifically set forth herein, the parties expressly agree that this Agreement shall be governed solely by the laws of the State of Utah, without giving effect to the principles thereof regarding the conflict of laws; provided, however, that enforcement of Secured Party’s rights and remedies against the Collateral as provided herein will be subject to the UCC. The provisions set forth in the Transaction Documents to determine the proper venue for any disputes are incorporated herein by this reference.

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8.10.         Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING ITS RIGHT TO DEMAND TRIAL BY JURY.

8.11.         Transaction Documents; Arbitration of Disputes. By executing this Agreement, each party agrees to be bound by the terms, conditions and general provisions of the Transaction Documents, including without limitation the Arbitration Provisions set forth as an exhibit to the Purchase Agreement.

8.12.          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument. Any electronic copy of a party’s executed counterpart will be deemed to be an executed original.

8.13.         Further Assurances. Debtor shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as Secured Party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.14.          Time of the Essence. Time is expressly made of the essence with respect to each and every provision of this Agreement.

[Remainder of page intentionally left blank; signature page follows]

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IN WITNESS WHEREOF, Secured Party and Debtor have caused this Agreement to be executed as of the day and year first above written.

SECURED PARTY:

Streeterville Capital, LLC

By:
John M. Fife, President

DEBTOR:

Intrusion Inc.

By:
Anthony Scott, Chief Executive Officer

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SCHEDULE A

TO SECURITY AGREEMENT

All right, title, interest, claims and demands of Debtor in and to all of Debtor’s assets owned as of the date hereof and/or acquired by Debtor at any time while the Obligations are still outstanding, including without limitation, the following property:

1.                   All equity interests in all wholly- or partially-owned subsidiaries of Debtor.

2.                   All customer accounts, insurance contracts, and clients underlying such insurance contracts.

3.                   All goods and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles, and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located.

4.                   All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor’s custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Debtor’s books relating to any of the foregoing.

5.                   All accounts receivable, contract rights, general intangibles, healthcare insurance receivables, payment intangibles and commercial tort claims, now owned or hereafter acquired, including, without limitation, all patents, patent rights and patent applications (including without limitation, the inventions and improvements described and claimed therein, and (a) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages, proceeds and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world), trademarks and service marks (and applications and registrations therefor), inventions, discoveries, copyrights and mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs including source code, trade secrets, methods, published and unpublished works of authorship, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, goodwill, license agreements, information, any and all other proprietary rights, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media, and all rights corresponding to all of the foregoing throughout the world, now owned and existing or hereafter arising, created or acquired.

6.                   All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Debtor (subject, in each case, to the contractual rights of third parties to require funds received by Debtor to be expended in a particular manner), whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor and Debtor’s books relating to any of the foregoing.

7.                   All documents, cash, deposit accounts, letters of credit, letter of credit rights, supporting obligations, certificates of deposit, instruments, chattel paper, electronic chattel paper, tangible chattel paper and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now owned or hereafter acquired and Debtor’s books relating to the foregoing.

8.                   All other assets, goods and personal property of Debtor, wherever located, whether tangible or intangible, and whether now owned or hereafter acquired.

9.                   Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds and products thereof, including, without limitation, insurance, condemnation, requisition or similar payments and the proceeds thereof.

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